Morgan Stanley Market Leader Trust
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date of    Price    Shares  %of     Total         Purcha   Broker
         Purchase   Of       Purcha  Assets  Issued        sed
                    Shares   sed                           By
                                                           Fund

Wellchoi  11/7/02   $25.00   9,800   0.746%  $417,369,575  0.059%   Credit
ce Inc.                                                             Suisse
                                                                     First
                                                                    Boston
                                                                     ; UBS
                                                                    Warbur
                                                                      g;
                                                                     Bear,
                                                                    Stearn
                                                                      s &
                                                                      Co.
                                                                     Inc.;
                                                                    Goldma
                                                                      n,
                                                                     Sachs
                                                                    & Co.;
                                                                    JPMorg
                                                                      an;
                                                                    Salomo
                                                                       n
                                                                     Smith
                                                                    Barney
                                                                       ;
                                                                    Blaylo
                                                                     ck &
                                                                    Partne
                                                                      rs,
                                                                     L.P.;
                                                                      The
                                                                    Willia
                                                                      ms
                                                                    Capita
                                                                       l
                                                                    Group,
                                                                     L.P.